SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ______________________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 31, 1997

                    AIR & WATER TECHNOLOGIES CORPORATION
           (Exact name of registrant as specified in its charter)

               Delaware                033-017921        13-3418759
       (State of other jurisdiction    (Commission      (IRS Employer
       of incorporation)               File Number)     Identification No.)

           U.S. Highway 22 West and Station Road
           Branchburg, New Jersey                              08876
           (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: (908) 685-4600
        -----------------------------------------------------------
   Former name or former address, if changed since last report: No change



             ITEM 5.   OTHER EVENTS

                  On October 30, 1997, Air & Water Technologies
             Corporation (the "Company") entered into an amendment and waiver (the "Amendment") in respect of the three-year senior secured credit facility (the "Bank Credit Facility") dated as of March 30, 1995, with The First National Bank of Chicago and Societe Generale, New York Branch, acting as co-agents for a syndicate which includes seven additional banks (the "Lending Banks"). Pursuant to the Amendment, the Lending Banks waived the Company's compliance with certain covenants in the Bank Credit Facility for the period beginning on October 31, 1997 through the earlier of the consummation of the transactions contemplated by the Recapitalization Agreement dated as of September 24, 1997, among the Company, Compagnie Generale des Eaux ("CGE"), a company organized under the laws of the Republic of France, and its indirectly wholly owned subsidiary, Anjou International Company ("Anjou"), a Delaware corporation, or March 22, 1998. In addition, the Amendment provides for amendment of certain covenants contained in the Bank Credit Facility. The amendment and waiver provided for in the Amendment shall terminate if the Bank Credit Facility is not extended on or prior to December 15, 1997 beyond the current maturity date of March 31, 1998. The Company is currently in discussions with the Lending Banks regarding the extension of the Bank Credit Facility beyond its currently scheduled maturity of March 31, 1998.

                   On October 30, 1997, the Company also entered into an
             agreement with United States Fidelity and Guaranty Company and certain of its affiliates ("USF&G") whereby Anjou will guarantee certain obligations of the Company relating to the bonding of certain contracts under the Master Surety Agreement dated as of October 31, 1995 between USF&G and the Company and its subsidiaries. On October 31, 1997, the Company issued a press release concerning the amendment and waiver of the Bank Credit Facility and the agreement with USF&G, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

             ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                       INFORMATION AND EXHIBITS.

                       (c)  Exhibits

                            99.1      Press release of the Company dated
                                      October 31, 1997.


                  Pursuant to the requirements of the Securities
             Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AIR & WATER TECHNOLOGIES CORPORATION


                                 By: /s/ Douglas A. Satzger, Esq.
                                     _____________________________
                                     Name:  Douglas A. Satzger, Esq.
                                     Title: Senior Vice-President


             Date:   October 31, 1997


                                    EXHIBIT INDEX


               EXHIBIT NO.     DESCRIPTION                       PAGE NO.

               99.1            Press release of the Company
                               dated October 31, 1997.